                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of the 20th day of December, 2000, by and among the banks listed on the signature pages hereof (the "Lenders"), CENTEX CONSTRUCTION PRODUCTS, INC., a Delaware corporation, and REPUBLIC HOLDING CORPORATION, a Nevada corporation (individually, a "Borrower" and collectively, the "Borrowers"), BANK OF AMERICA, N.A., as Syndication Agent, PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent, BANK ONE, NA, as LC Issuer, and BANK ONE, TEXAS, NA, as Administrative Agent, to the extent and in the manner provided for in the Credit Agreement (as defined below).

                                   BACKGROUND

         A. The Lenders, the Borrowers, the Syndication Agent, the Documentation Agent, the LC Issuer and the Administrative Agent are parties to that certain Credit Agreement dated as of November 10, 2000 (as amended through the date hereof and as may be further amended, extended, renewed, or restated from time to time, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrowers have requested an amendment to certain covenants under the Credit Agreement, and the Administrative Agent, the Syndication Agent, the Documentation Agent, the LC Issuer and the Lenders have agreed to such amendment, subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) Effective as of the date hereof, the reference to "$10,000,000" in Section 2.22 of the Credit Agreement is hereby deleted and the reference to "$114,596,000" is inserted in lieu thereof.

                  (b) Effective as of December 19, 2000, all references to the "Pricing Schedule" in the Credit Agreement shall be deemed to refer to the Pricing Schedule attached hereto as Exhibit A.

         2. REPRESENTATIONS AND WARRANTIES TRUE, NO DEFAULT. By its execution and delivery hereof, each Borrower represents and warrants to the Lenders that, as of the date hereof:

                  (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except for any representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such specific date; and

                  (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received a certificate, signed by an authorized officer of each Borrower, stating that as of the date hereof, no Default or Event of Default (each as defined in the Indenture) then exists thereunder or will result from the transactions contemplated by this Amendment.

                  (b) The Administrative Agent shall have received such documents, certificates and instruments as the Administrative Agent shall reasonably require.

         4. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

         5. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         6. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrowers, the Administrative Agent, the Syndication Agent, the Documentation Agent, the LC Issuer, each Lender and their respective successors and assigns.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         9. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Borrowers, the Lenders, the Syndication Agent, the Documentation Agent, the LC Issuer and the Administrative Agent have executed this Amendment as of the date first above written.

                                   BORROWERS:

                                   CENTEX CONSTRUCTION PRODUCTS, INC.
                                   REPUBLIC HOLDING CORPORATION


                                   By:
                                          --------------------------------------
                                          Arthur R. Zunker, Jr.
                                          Senior Vice President - Finance
                                          and Treasurer

                                   AGENTS, LC ISSUER AND LENDERS:

                                   BANK ONE, TEXAS, NA,
                                   Individually, as Administrative Agent
                                   and as a Lender


                                   By:
                                          --------------------------------------
                                          Kathy Turner
                                          Director

                                   BANK ONE, NA,
                                   as LC Issuer


                                   By:
                                          --------------------------------------
                                          Kathy Turner
                                          Director

                                   BANK OF AMERICA, N.A.
                                   Individually, as Syndication Agent and as a Lender


                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   PNC BANK, NATIONAL ASSOCIATION,
                                   Individually, as Documentation Agent and as a Lender


                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   BNP PARIBAS,
                                   as a Lender


                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   THE CHASE MANHATTAN BANK,
                                   as a Lender


                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   FIRSTAR BANK, N.A.,
                                   as a Lender


                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   THE BANK OF TOYKO-MITSUBISHI, LTD.,
                                   as a Lender


                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                   as a Lender


                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   SUNTRUST BANK,
                                   as a Lender



                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   BANK HAPOALIM B.M.,
                                   as a Lender


                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   HARRIS TRUST AND SAVINGS BANK,
                                   as a Lender


                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   BANK OF TEXAS, N.A.,
                                   as a Lender


                                   By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

         Each Guarantor hereby consents and agrees to this Amendment and agrees that the Guaranty shall remain in full force and effect and shall continue to
(i) guarantee the Guaranteed Obligations (as defined in the Guaranty) and (ii) be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

                                   GUARANTORS:

                                   REPUBLIC HOLDING CORPORATION
                                   REPUBLIC GYPSUM OPERATING LLC
                                   REPUBLIC GYPSUM HOLDING LLC
                                   REPUBLIC PAPERBOARD COMPANY LLC
                                   HOLLIS & EASTERN RAILROAD COMPANY LLC
                                   AMERICAN GYPSUM COMPANY
                                   CCP CEMENT COMPANY
                                   CCP CONCRETE/AGGREGATES COMPANY
                                   CCP GYPSUM COMPANY
                                   CEGC HOLDING COMPANY
                                   CENTEX EAGLE GYPSUM COMPANY
                                   CENTEX EAGLE GYPSUM COMPANY, L.L.C.
                                   CENTEX MATERIALS GP LTD, LLC
                                   CENTEX MATERIALS LP LTD, LLC
                                   MATHEWS READYMIX, INC.
                                   MOUNTAIN CEMENT COMPANY
                                   NEVADA CEMENT COMPANY
                                   TLCC GP LLC
                                   TLCC LP LLC
                                   TEXAS CEMENT COMPANY
                                   WESTERN AGGREGATES, INC.


                                   By:
                                         ---------------------------------------
                                         Arthur R. Zunker, Jr.
                                         Senior Vice President - Finance
                                         and Treasurer

                                   REPUBLIC GYPSUM COMPANY, LP

                                   By:   REPUBLIC GYPSUM OPERATING LLC,
                                         as its general partner


                                   By:
                                         ---------------------------------------
                                         Arthur R. Zunker, Jr.
                                         Senior Vice President - Finance
                                         and Treasurer

                                   CENTEX MATERIALS, LP

                                   By:   CENTEX MATERIALS GP LTD, LLC,
                                         as its general partner


                                   By:
                                         ---------------------------------------
                                         Arthur R. Zunker, Jr.
                                         Senior Vice President - Finance
                                         and Treasurer

                                    EXHIBIT A

                                Pricing Schedule




         APPLICABLE                 LEVEL I               LEVEL II             LEVEL III             LEVEL IV
           MARGIN                    STATUS                STATUS               STATUS                STATUS
----------------------------- --------------------- --------------------- -------------------- ---------------------
Eurodollar Rate                      1.00%                 1.25%                 1.50%                1.75%
Floating Rate                        0.00%                 0.25%                 0.50%                0.75%

       APPLICABLE FEE               LEVEL I               LEVEL II             LEVEL III             LEVEL IV
            RATE                     STATUS                STATUS               STATUS                STATUS
----------------------------- --------------------- --------------------- -------------------- ---------------------
Commitment Fee                       0.25%                 0.25%                 0.30%                0.375%

         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "Financials" means the annual or quarterly financial statements of the Parent Borrower delivered pursuant to Section 6.1(i) or (ii).

         "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Parent Borrower referred to in the most recent Financials, the Leverage Ratio is less than 1.00 to 1.00.

         "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Parent Borrower referred to in the most recent Financials,
(i) the Parent Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00.

         "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Parent Borrower referred to in the most recent Financials,
(i) the Parent Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00.

         "Level IV Status" exists at any date if the Parent Borrower has not qualified for Level I Status, Level II Status or Level III Status.

         "Status" means either Level I Status, Level II Status, Level III Status or Level IV Status.

         The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Parent Borrower's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Parent Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered. Notwithstanding the foregoing, (a) the Applicable Margin shall remain no lower than Level III Status until the end of the third fiscal quarter of fiscal year 2001, and (b) the Applicable Fee Rate shall be 0.50% if at any time during such fiscal quarter the average daily Aggregate Outstanding Credit Exposure is less than 50% of the Aggregate Commitment.